SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported26-Dec-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated          26-Dec-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE11

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-02

DISTRIBUTION SUMMARY

                         Beginning             Current Period        Accrued
          Original Current Principa Principal   Pass-Through        Interest
Class  Face Value           Amount Distribution         Rate Distributed (1)
A-1    215000000.00    186218029.64  7197603.40      1.73000%       277413.14
A-2    100000000.00     89328457.04  2440719.46      1.75500%       134997.63
A-3    120000000.00    107194148.45  2928863.35      1.71000%       157843.38
A-IO   264262500.00    232514935.84        0.00      6.62000%      1592188.14
M-1     31000000.00     31000000.00        0.00      2.26000%        60329.44
M-2     25750000.00     25750000.00        0.00      2.93000%        64968.68
B-1     19250000.00     19250000.00        0.00      3.68000%        61001.11
B-2      4000000.00      4000000.00   274117.38      4.13000%        14225.56
X      515000050.00    469560927.39        0.00                          0.00
R             50.00            0.00        0.00      1.71000%            0.00
Total  515000050.00    462740635.13 12841303.59                    2362967.08


                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
  A-1           N/A            0.00179020426.23
  A-2           N/A            0.00 86887737.58
  A-3           N/A            0.00104265285.10
 A-IO           N/A            0.00224880370.22
  M-1          0.00            0.00 31000000.00
  M-2          0.00            0.00 25750000.00
  B-1          0.00            0.00 19250000.00
  B-2          0.00            0.00  3725882.62
    X           N/A            0.00457760950.04
    R           N/A            0.00        0.00
Total          0.00            0.00449899331.54

AMOUNTS PER $1,000 UNIT
                                                    Interest          Ending
                              Prin         Int Carry-forward       Curr Prin
ClassCusip            Distribution Distribution       Amount          Amount
A-1  22540VM74         33.47722512  1.29029367    0.00000000    832.65314528
A-2  22540VM82         24.40719460  1.34997630    0.00000000    868.87737582
A-3  22540VM90         24.40719460  1.31536150    0.00000000    868.87737582
A-IO 22540VN24          0.00000000  6.02502489    0.00000000    850.97344578
M-1  22540VN40          0.00000000  1.94611097    0.00000000   1000.00000000
M-2  22540VN57          0.00000000  2.52305553    0.00000000   1000.00000000
B-1  22540VN65          0.00000000  3.16888883    0.00000000   1000.00000000
B-2  22540VN73         68.52934396  3.55639000    0.00000000    931.47065604
X    BCC06ZWX9          0.00000000  0.00000000    0.00000000    888.85612738
R    22540VN32          0.00000000  0.00000000    0.00000000      0.00000000

                                     GROUP 1      GROUP 2         TOTAL
Principal Distributions:
Beginning Balance                  229451667.95 240109259.44    469560927.39
     Scheduled Principal             146039.48     159286.60       305326.08
     Prepayments (Includes Curtailm 6079513.81    4786301.58     10865815.39
     Net Liquidation Proceeds        456381.62      39293.71       495675.33
     Loan Purchase Prices                 0.00          0.00            0.00
     Total Principal Remittance     6681934.91    4984881.89     11666816.80
     Net Realized Losses             120008.37      13152.18       133160.55
Ending Balance                     222649724.67 235111225.37    457760950.04

Ending Overcollateralization Amount       0.00          0.00      7861618.51

Prefunding Account:                       0.00          0.00            0.00
Beginning Balance                         0.00          0.00            0.00
Subsequent Transfer                       0.00          0.00            0.00
Added to available certificate prin       0.00          0.00            0.00
Amount on Deposit in Prefunding Acc       0.00          0.00            0.00

Aggregate Ending Collateral Balance                             457760950.04

Interest Distributions:
Scheduled Interest  - Current Perio 1608658.12    1646551.96      3255210.08
Capitalized Interest Account withdr       0.00          0.00            0.00
Less Relief Act Interest Shortfall        0.00          0.00            0.00
                                    1608658.12    1646551.96      3255210.08
Capitalized Interest Account:
Beginning Balance                                                       0.00
plus: Investment Income                                                 0.00
less: Capitalized Interest Requirement                                  0.00
less: Withdrawal of Overfunded Interest Amount to Depositor             0.00
Ending Balance                                                          0.00

                                     GROUP 1      GROUP 2         TOTAL
Servicing Fee                         95604.91     100045.73       195650.64
Trustee Fee                             611.87        640.29         1252.16
FSA Premium                            9310.90       9826.13        19137.03

AdvanCurrent Aggregate  Advances                                   953917.00
     Outstanding Aggregate Advances                               1347796.85

Delinquency Information
                           GROUP 1                     GROUP 2
                      Count       Balance       Count           Balance
31-60 days delinquent   58      6,278,038.97               36 4,833,473.23
61-90 days delinquent   21      2,424,409.80               13 2,183,093.17
91 or > days del        49      5,115,941.47               12 2,496,931.12

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Mortgage Loans in Foreclosure Proceedings
                                   Count       Balance
                   GROUP 1                  42  4,331,587.65
                   GROUP 2                  46  5,222,766.55

Mortgage Loans in Bankruptcy
                                   Count       Balance
                   GROUP 1                   6    367,414.51
                   GROUP 2                   8  1,055,981.24

Mortgage Loans in REO              Count       Balance       Market Value
                   GROUP 1                   7    866,090.96      870,194.15
                   GROUP 2                   4    963,038.92      968,440.10

Mortgage Outstanding               Count       Balance
                                         3,395 457,760,950.04



Number of Loans for which Prepayment Premiums were collected              61
Amount of Prepayment Premiums                                     309,480.74

Current Rolling Three Month Delinquency Rate (60+days)               5.46732%
Rolling Three Month Delinquency Rate Average (60+days)               4.56639%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                  0.00

Realized Losses incurred during the related Due Period            133,160.55
Cumulative Net Realized Losses since Startup Day                  181,588.68

Principal Balance of Liquidated Loans                             628,835.88
Cumulative Principal Balance of Liquidated Loans                1,171,532.32

Weighted Average Term to Maturity of Mortgage Loans                        0
Weighted Average Gross Coupon of Mortgage Loans                      8.80286%
Weighted Average Net Coupon of Mortgage Loans                        8.28216%

Insured Payment on Class A                                              0.00



Senior Enhancement Percentage                                       18.96630%

Net Excess Spread                                                    3.21969%

Deposit to Basis Risk Reserve Fund                                      0.00
Basis Risk Reserve Fund Balance                                     5,000.00

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA